ManpowerGroup Third Quarter Results October 21, 2015 Exhibit 99.2

FORWARD-LOOKING STATEMENT This presentation includes forward-looking statements which are subject to known and unknown risks and uncertainties. Actual results might differ materially from those projected in the forward-looking statements. Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the period ended December 31, 2013. Forward-looking statements can be identified by forward-looking words such as “expect,” “anticipate,” “intend,” “plan,” “may,” “will,” “believe,” “seek,” “estimate,” and similar expressions. In this presentation, references to road map and journey to 4% are also intended to be forward-looking statements. Please note that ManpowerGroup’s 2013 Annual report is available online at www.manpowergroup.com in the section titled “Investor Relations.” is pres nt tio contain statements, including financial projections, that are forward-looki g in nature. These stateme ts are based on managements’ current expectations or beliefs, and are subject to known and unknown risks and u certainties regarding expected future results. Actual results might differ materially from those projected in the forward-looking statements. Additio al inform tion concerning factors tha could cause actual results to materially differ from those in the forward-look ng statements is contained in the ManpowerGroup Inc. Annual Report on Form 10-K dated D c mber 31, 2014, which information is incorporated herein by reference, and such other factors as may be described from time to time in the Company’s SEC filings. Any forward-looking statements in this pr sentation speak only as of the date hereof. The Company assumes no obligation to update or revise any forward-looking statements. 2 ManpowerGroup | October 2015

3 ManpowerGroup | October 2015 ManpowerGroup 2015 Third Quarter Results 8% Revenue $5.0B 6% CC 40 bps Gross Margin 17.1% 20 bps CC 3% Operating Profit $206M 13% CC 20 bps OP Margin 4.1% 30 bps CC 0% EPS $1.61 16% CC Throughout this presentation, the difference between reported variances and Constant Currency (CC) variances represents the impact of currency on our financial results. Constant Currency is further explained in the Annual Report on our Web site. Consolidated Q3 Financial Highlights

4 ManpowerGroup | October 2015 ManpowerGroup 2015 Third Quarter Results EPS Bridge – Q3 vs. Guidance Midpoint $1.54 $1.61 -0.01 +0.03 +0.01 +0.01 +0.03 Q3 Guidance Midpoint Operational Performance Other Expense Taxes (37.1% vs 37.5%) WAS Currency (-25¢ vs -24¢) Q3 Reported

5 ManpowerGroup | October 2015 ManpowerGroup 2015 Third Quarter Results Consolidated Gross Margin Change +0.2% 16.7% 17.1% Q3 2014 Permanent Recruitment Currency Impact Q3 2015 Americas Southern Europe Northern Europe APME Mix/Rounding Americas Southern Europe Northern Europe APME 10 1 12 1 10 1 (20) 1 (11) Americas Southern Europe Northern Europe APME Mix/Rounding Americas Southern Europe Northern Europe APME 4 1 5 2 7 +0.2%

6 ManpowerGroup | October 2015 ManpowerGroup 2015 Third Quarter Results $544M 64% $168M 20% $96M 11% $44M 5% $852M Growth in CC % Business Line Gross Profit – Q3 2015 █ Manpower █ Experis █ ManpowerGroup - Total █ ManpowerGroup Solutions █ Right Management 4 12 17 7 7

7 ManpowerGroup | October 2015 ManpowerGroup 2015 Third Quarter Results SG&A Expense Bridge – Q3 YoY (in millions of USD) (1) This was unfavorably impacted 30 bps due to the effect of currency exchange rates on our business mix. In constant currency, SG&A as a % of Revenue was 12.7%. 693.3 645.8 +36.6 Q3 2014 Reported Currency Impact Operational Impact Q3 2015 -84.1 12.8% % of Revenue % of Revenue 13.0% (1)

8 ManpowerGroup | October 2015 ManpowerGroup 2015 Third Quarter Results Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs. Q3 Financial Highlights 4% Revenue $1.1B 3% CC 4% OUP $59M 9% CC 40 bps OUP Margin 5.2% Americas Segment (23% of Revenue)

9 ManpowerGroup | October 2015 ManpowerGroup 2015 Third Quarter Results Americas – Q3 Revenue Growth YoY Revenue Growth - CC Revenue Growth % of Segment Revenue -4% -8% 35% -14% -4% 15% 50% 9% US Mexico Argentina Other 68% 12% 6% 14%

10 ManpowerGroup | October 2015 ManpowerGroup 2015 Third Quarter Results Q3 Financial Highlights 9% Revenue $1.8B 8% CC 5% OUP $100M 13% CC 30 bps OUP Margin 5.5% Southern Europe Segment (37% of Revenue)

11 ManpowerGroup | October 2015 ManpowerGroup 2015 Third Quarter Results Southern Europe – Q3 Revenue Growth YoY Revenue Growth - CC Revenue Growth % of Segment Revenue -15% 10% 8% -9% 2% 31% 29% 4% France Italy Spain Other 68% 18% 8% 6%

12 ManpowerGroup | October 2015 ManpowerGroup 2015 Third Quarter Results Q3 Financial Highlights 12% Revenue $1.4B 3% CC 15% OUP $50M 3% CC 10 bps OUP Margin 3.7% Northern Europe Segment (28% of Revenue)

13 ManpowerGroup | October 2015 ManpowerGroup 2015 Third Quarter Results -6% -19% 7% -18% -19% -22% 1% 1% 27% -2% -3% -2% UK Nordics Germany Netherlands Belgium Other 38% 18% 15% 9% 6% 14% Northern Europe – Q3 Revenue Growth YoY Revenue Growth - CC Revenue Growth % of Segment Revenue (1) On an organic basis, Germany revenue decreased 10% (+8% in CC). (1)

14 ManpowerGroup | October 2015 ManpowerGroup 2015 Third Quarter Results Q3 Financial Highlights 4% Revenue $570M 12% CC 10% OUP $24M 27% CC 50 bps OUP Margin 4.2% APME Segment (11% of Revenue)

15 ManpowerGroup | October 2015 ManpowerGroup 2015 Third Quarter Results APME – Q3 Revenue Growth YoY Revenue Growth - CC Revenue Growth % of Segment Revenue (1) On an organic basis, Australia/NZ revenue decreased 23% (-2% in CC). (1) -14% -3% 6% 1% 23% 15% Japan Australia/NZ Other 32% 26% 42%

16 ManpowerGroup | October 2015 ManpowerGroup 2015 Third Quarter Results Right Management Segment (1% of Revenue) Q3 Financial Highlights 7% Revenue $67M 1% CC 72% OUP $11M 75% CC 730 bps OUP Margin 16.0%

17 ManpowerGroup | October 2015 ManpowerGroup 2015 Third Quarter Results Cash Flow Summary – 9 Months YTD (in millions of USD) 2015 2014 Net Earnings 295 310 Non-cash Provisions and Other 161 117 Change in Operating Assets/Liabilities (173) (322) Capital Expenditures (33) (33) Free Cash Flow 250 72 Change in Debt 450 9 Acquisitions of Businesses net of cash acquired (241) (25) Proceeds from Equity Transactions 100 24 Repurchases of Common Stock (523) (73) Dividends Paid (62) (39) Effect of Exchange Rate Changes (21) (41) Other - (4) Change in Cash (47) (77)

18 ManpowerGroup | October 2015 ManpowerGroup 2015 Third Quarter Results Balance Sheet Highlights Total Debt (in millions of USD) Total Debt to Total Capitalization Total Debt Net Debt (Cash) 22% 24% 15% 14% 13% 13% 25% 0% 10% 20% 30% 2011 2012 2013 2014 Q1 Q2 Q3 2015 120 122 -220 -231 --207 -37 226 879 700 770 518 468 421 429 -400 0 400 800 1,200 2011 2012 2013 2014 Q1 Q2 Q3 2015

19 ManpowerGroup | October 2015 ManpowerGroup 2015 Third Quarter Results (1) On September 11, 2015, we offered and sold €400.0M aggregate principal amount of notes with a coupon of 1.875% and a maturity date of September 11, 2022. The notes were issued at a price of 99.753% to yield an effective interest rate of 1.913%. Interest on the notes is payable in arrears on September 11 of each year. The notes are unsecured senior obligations and rank equally with all of our existing and future senior unsecured debt and other liabilities. (2) On September 16, 2015, we amended and restated our Revolving Credit Agreement primarily to revise the termination date of the facility from October 15, 2018 to September 16, 2020. The remaining material terms and conditions are substantially similar to the material terms and conditions of the previous Revolving Credit Agreement dated October 15, 2013. The $600M agreement requires that we comply with a Leverage Ratio (Debt-to-EBITDA) of not greater than 3.5 to 1 and a Fixed Charge Coverage Ratio of not less than 1.5 to 1, in addition to other customary restrictive covenants. As defined in the agreement, we had a Debt-to-EBITDA ratio of 0.80 and a fixed charge coverage ratio of 4.49 as of September 30, 2015. As of September 30, 2015, there were $0.9M of standby letters of credit issued under the agreement. (3) Represents subsidiary uncommitted lines of credit & overdraft facilities, which total $284.2M. Total subsidiary borrowings are limited to $300M due to restrictions in our Revolving Credit Facility, with the exception of Q3 when subsidiary borrowings are limited to $600M. Interest Rate Maturity Date Total Outstanding Remaining Available Euro Notes - €350M 4.505% Jun 2018 390 - Euro Notes - €400M 1.913% Sep 2022 444 - Revolving Credit Agreement 1.19% Sep 2020 - 599 Uncommitted lines and Other Various Various 45 239 Total Debt 879 838 Debt and Credit Facilities – September 30, 2015 (in millions of USD) (1) (3) (2)

20 ManpowerGroup | October 2015 ManpowerGroup 2015 Third Quarter Results Fourth Quarter Outlook Revenue Total Down 1-3% (Up 6-8% CC) Americas Down 1-3% (Up 3-5% CC) Southern Europe Flat/Down 2% (Up 8-10% CC) Northern Europe Down 3-5% (Up 5-7% CC) APME Up 1-3% (Up 11-13% CC) Right Management Down 4-6% (Flat/Up 2% CC) Gross Profit Margin 17.0 – 17.2% Operating Profit Margin 3.7 – 3.9% Tax Rate 36.5% EPS $1.47 – $1.55 (unfavorable $0.15 currency)

21 ManpowerGroup | October 2015 ManpowerGroup 2015 Third Quarter Results Key Take Aways Solid quarterly performance; strong execution through our focus on disciplined pricing coupled with efficiency and productivity. With our global footprint, market leading coverage of emerging markets, strong global brands, and strength in the solutions business, we are well positioned for continued success. The economic recovery remains slow and uneven, which should continue to drive both cyclical and secular growth opportunities as employers value more workforce flexibility.